Supplement dated January 30, 2026
to the following initial summary prospectus(es):
Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination Future, Nationwide O Series and Nationwide Destination Freedom+ Variable Annuity dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on December 10, 2025, the Board approved the termination of WCM Investment Mangagement, LLC as a subadviser to the NVIT Multi-Manager Small Cap Value Fund (the "Fund"). Jacobs Levy Equity Management, Inc. will continue to serve as the Fund’s sole subadviser. In addition, the Fund is renamed the "NVIT Small Cap Value Fund." The Fund has communicated that these changes will be effective on or about February 23, 2026 (the "Effective Date").
As of the Effective Date the initial summary prospectus is amended as follows:
The name of the investment option and subadvisor are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust – NVIT Multi-Manager
Small Cap Value Fund: Class II
Investment Advisor: Nationwide Fund Advisors
Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.
and WCM Investment Management, LLC
Nationwide Variable Insurance Trust – NVIT Small Cap Value Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.
All references to the Fund’s former name and Sub-Advisor are replaced accordingly.
ISP-1033